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                                PROMISSORY NOTE

$40,318,754.00                   Dallas, Texas        Effective December 1, 1994
                                                    (executed December 20, 1994)


     FOR VALUE RECEIVED, the undersigned, JAMES M. FAIL ("Maker"), hereby promises to pay to the order of SOUTHWESTERN LIFE INSURANCE COMPANY, a Texas insurance corporation ("Payee"), at the location specified in the Loan Agreement identified below, in lawful money of the United States of America, the principal sum of Forty Million Three Hundred Eighteen Thousand Seven Hundred Fifty-Four and No/100 Dollars ($40,318,754.00), plus interest thereon as hereinafter provided, on the dates hereinafter provided.

     This Note is executed and delivered by Maker pursuant to that certain First Amended and Restated Loan Agreement of even date herewith between Maker and Payee (as the same may be amended, supplemented or modified from time to time, the "Loan Agreement") and modifies, renews, consolidates and replaces, but does not extinguish the indebtedness evidenced by (i) that certain Promissory Note dated as of January 25, 1993 executed by Maker and payable to the order of Payee in the original principal amount of $12,359,952.00, and (ii) that certain Promissory Note dated as of January 25, 1993 executed by Maker and originally payable to the order of Consolidated Fidelity Life Insurance Company ("CFLIC") in the original principal amount of $32,210,202.00 (the "CFLIC Note") such CFLIC Note being payable, as endorsed, to Payee. The Loan Agreement and all of the terms thereof are incorporated herein by reference, the same as if stated verbatim herein. All capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Loan Agreement. The Loan Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events, and also for prepayments of this Note, upon the terms and conditions specified in the Loan Agreement.

     The outstanding principal of this Note shall bear interest prior to maturity at a rate per annum equal to the lesser of (a) the Maximum Rate or (b) the Contract Rate; PROVIDED, HOWEVER, that interest shall have begun to accrue hereon as of December 1, 1994. All past due principal and to the extent per-mitted by applicable law, past due interest of this Note shall bear interest at the Default Rate.

     The outstanding principal balance of this Note, plus accrued and unpaid interest hereon, shall be due and payable in twenty-one (21) payments of principal and interest as follows:

     (a) One (1) installment in the amount of One Million One Hundred Ninety-Two Thousand Nine Hundred Ninety-Two and No/100 Dollars ($1,192,992.00) shall be due and payable on March 1, 1995, from which accrued and unpaid interest on the entire unpaid principal balance of this Note shall first be deducted, and the remainder applied to the payment of principal; and thereafter




PROMISSORY NOTE - PAGE 1


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      (b) Eleven (11) quarterly installments in the amount of Two Million Three
Hundred Sixty-One Thousand Eight Hundred Ninety-Six and No/100 Dollars ($2,361,896.00) each shall be due and payable, the first such installment to be due and payable on June 1, 1995, with like successive installments to be due and payable on the first day of each succeeding September, December, March and June thereafter until and including December 1, 1997, from each of which installments accrued and unpaid interest on the entire unpaid principal balance of this Note shall first be deducted, and the remainder applied to the payment of principal; and thereafter

     (c) Eight (8) quarterly installments in the amount of One Million Seven Hundred Six Thousand Nine Hundred Eight and No/100 Dollars ($1,706,908.00) each shall be due and payable, the first such payment to be due and payable on March 1, 1998, with like successive installments to be due and payable on the first day of each succeeding June, September, December and March thereafter until and including December 1, 1999, from each of which installments accrued and unpaid interest on the entire unpaid principal balance of this Note shall first be deducted, and the remainder applied to the payment of principal; and thereafter

     (d) A final installment in the amount of all outstanding principal, plus accrued and unpaid interest, shall be due and payable on December 31, 1999.

     Notwithstanding anything to the contrary contained herein, no provision of this Note shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided, in this Note or otherwise in connection with this loan transaction, the provisions of this paragraph shall govern and prevail, and neither Maker nor the sureties, guarantors, successors, or assigns of Maker shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the Maximum Rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this Note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable exceeds the Maximum Rate, Maker and Payee shall, to the extent permitted by applicable law, (i) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by this Note so that the interest for the entire term does not exceed the Maximum Rate.

     This Note shall be governed by and construed in accordance with the laws of the State of Texas applicable to contracts made and wholly performable in Texas and the applicable laws of the United States of America. This Note is performable in Dallas County, Texas.

     Maker and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice (except as otherwise provided in the Loan Agreement), presentment, demand for payment, protest, notice of protest



PROMISSORY NOTE - PAGE 2

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 and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

     Maker hereby authorizes the holder hereof to endorse on the Schedule attached to this Note or any continuation thereof, or to record in its internal records, all advances made to Maker hereunder and all payments made on account of the principal thereof, which endorsements and recordings shall be prima facie evidence (absent manifest error) as to the outstanding principal amount of this Note; provided, however, any failure by the holder hereof to make any such endorsement or recording shall not limit or otherwise affect the obligations of Maker under the Loan Agreement or this Note.

                                                  /s/ James M. Fail
                                                  -----------------------------
                                                  James M. Fail



PROMISSORY NOTE - Page 3

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                                   Schedule

  DATE              ADVANCE               PRINCIPAL PAYMENT         BALANCE
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